UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 17, 2006
                                                          --------------


                             ARROW ELECTRONICS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


          NEW YORK                    1-4482                11-1806155
          --------                    ------                ----------
(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)            File Number)        Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    -----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 17, 2006, Arrow Electronics, Inc. (the "Company") entered into an employment agreement ("Agreement") dated as of March 17, 2006, by and between the Company and Peter T.M. Kong. The Agreement is attached hereto as Exhibit
10.1 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits. The following exhibits are filed with this document.

Exhibit Number      Description
--------------      -----------
10.1                Agreement dated March 17, 2006 by and between the Company
                    and Peter T.M. Kong.



                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
10.1                Agreement dated March 17, 2006 by and between the Company
                    and Peter T.M. Kong.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARROW ELECTRONICS, INC.


Date:  March 21, 2006                       By:  /s/Peter S. Brown
                                                 -----------------
                                          Name:  Peter S. Brown
                                         Title:  Senior Vice President